Vanguard
International Growth
Portfolio

Fund Profile
October 30, 1997

The International Growth Portfolio is part of Vanguard World Fund, which also includes the U.S. Growth Portfolio.

A member of The Vanguard Group

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1        OBJECTIVE

Vanguard International Growth Portfolio seeks to provide long-term capital growth. The Portfolio may not meet this objective.

2        INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of seasoned companies selected from as many as 30 markets located outside the United States, including Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong, and Singapore. In addition to investing in common stocks, the Portfolio may also invest, to a limited degree, in short-term fixed-income securities, and futures and options contracts.

3        RISKS

The Portfolio's total return will fluctuate, so an investor could lose money over short or extended periods. More specifically, investors in the Portfolio are exposed to:

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods). Historical returns for foreign stock markets (as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, or EAFE Index) show some of this market volatility. From 1969 to 1996, the EAFE Index provided an annualized total return of 12.9%. During that period, the worst year saw a return of -23.2%; the best year, a 69.9% return.

- A HIGH degree of CURRENCY RISK (the possibility that a "strong" dollar will reduce Americans' returns on foreign investments).

- A HIGH degree of COUNTRY RISK (the possibility that a country's economy could be hurt by political events or natural disasters).

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4        APPROPRIATENESS

This Portfolio may be suitable for investors who:

-        Are seeking long-term capital growth.
-        Want investment opportunities outside the United States.
- Are willing to assume above-average investment risk in addition to the risks(currency risk, country risk) associated with international investing.
-        Plan to invest for at least five years.

The Portfolio is not suitable for investors who:

-        Are seeking current income.
-        Cannot tolerate fluctuating share prices.

5        FEES AND EXPENSES

Vanguard International Growth Portfolio--like all Vanguard funds--is offered on a pure no-load basis (that is, the Portfolio has no 12b-1 fees or charges to buy or sell shares). The Portfolio's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Portfolio's expense ratio for fiscal year 1997 was 0.57% of assets.

ANNUAL FUND OPERATING EXPENSES
------------------------------
Investment Advisory Fees............0.17%
Distribution Costs..................0.03
Other Expenses......................0.37
                                   -----
TOTAL OPERATING EXPENSES............0.57%
                                   =====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------
  $6              $18              $32               $71

This example should not be considered to represent past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6        PAST PERFORMANCE

                                   PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                       VANGUARD INTERNATIONAL    MSCI EAFE
                          GROWTH PORTFOLIO         INDEX*
1987                           12.5                 24.9
1988                           11.6                 28.6
1989                           24.8                 10.8
1990                          -12.0                -23.2
1991                            4.7                 12.5
1992                           -5.8                -11.8
1993                           44.7                 32.9
1994                            0.8                  8.1
1995                           14.9                 11.6
1996                           14.6                  6.4

                              PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1997)

                          AVERAGE ANNUAL TOTAL RETURNS
                        INTERNATIONAL             EAFE
                       GROWTH PORTFOLIO          INDEX*
1 Year                     19.9%                 12.5%
5 Years                    16.4%                 12.7%
10 Years                    8.8%                  6.2%

Note: In evaluating past performance, it is important to consider that returns from foreign stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is a diversified group of more than 1,000 foreign securities used to measure international stock performance. An index is unmanaged; you cannot invest in an index.

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7        INVESTMENT ADVISER

The Portfolio is managed by Schroder Capital Management International. Schroder is part of a worldwide group of banks and financial services companies that manages total assets of more than $170 billion.

Richard Foulkes, Executive Vice President of Schroder Capital, has served as portfolio manager since the Portfolio's inception in 1981.

8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS AND EXCHANGES

You may redeem or exchange shares by sending a letter to or calling Vanguard. You may exchange shares through our website at http://www.vanguard.com.* The Portfolio's share price is expected to fluctuate and, at redemption, may be higher or lower than when purchased, resulting in a taxable gain or a loss.

10       DISTRIBUTIONS

The Portfolio expects to pay dividend and capital gains distributions annually. These distributions may be automatically reinvested or received in cash. All distributions are taxable to you whether reinvested in additional shares or received in cash.

11       OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.
-        Vanguard  Tele-Account(R)--around-the-clock  access  to  Vanguard  fund
         information,   account  balances,  and  some  transactions  by  calling
         1-800-662-6273(ON-BOARD).
- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

*Before using this service, you must register through our website and obtain a confidential password.

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Post Office Box 2600
Valley Forge, PA 19482

TOLL-FREE INVESTOR
INFORMATION
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Portfolio. If you would like more information before you invest, please consult the Portfolio's accompanying prospectus. For details about the Portfolio's holdings or recent investment strategies, please review the Portfolio's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP81 o  1097-37B